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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 22, 2003

                              --------------------


                        COMMUNITY SHORES BANK CORPORATION
             (Exact name of registrant as specified in its charter)



          MICHIGAN                     333-63769               38-3423227
(State or other jurisdiction       (Commission File           (IRS Employer
      of incorporation)                 Number)           Identification Number)



1030 W. NORTON AVENUE, MUSKEGON, MICHIGAN                               49441
 (Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code                  231-780-1800



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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

Exhibit Number                      Description
--------------                      -----------

    99.1 Press release of Community Shores Bank Corporation reporting earnings and other financial results for the third quarter of 2003


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         Earnings Release. On October 22, 2003, Community Shores Bank Corporation issued a press release reporting earnings and other financial results for its third quarter of 2003, which ended September 30, 2003. A copy of the press release is attached as Exhibit 99.1.

         The information in this Current Report on Form 8-K, including Exhibit 99.1, shall be considered "filed" under the Securities Exchange Act of 1934.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  COMMUNITY SHORES BANK CORPORATION


                                  By: /s/ Tracey A. Welsh
                                     -----------------------------------------
                                      Tracey A. Welsh
                                      Vice President and Chief Financial Officer
Date: October 23, 2003



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                                  EXHIBIT INDEX




         Exhibit Number                   Description
         --------------                   -----------


              99.1 Press release of Community Shores Bank Corporation reporting earnings and other financial results for the third quarter of 2003